                                                              EXHIBIT (5)(c)(3)

                               FORM OF APPLICATION



[LOGO TRANSAMERICA]                                    RETIREMENT INCOME BUILDER IV
                                     Mail the application and a check to:    Transamerica Life Insurance Company
                                                                             Attn: Variable Annuity Dept.
                                     Service Office:                         P.O. Box 3183, Cedar Rapids, IA 52406-3183
                                     Overnight Mailing Address:              4333 Edgewood Rd, NE, Cedar Rapids, IA 52499


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1. TYPE OF ANNUITY (SOURCE OF FUNDS)                            4. BENEFICIARY(IES) DESIGNATION
------------------------------------                            --------------------------------
Initial purchase payment $ ___________________                  Name       Relationship            o Primary
o   Non qualified
    o   New Money o 1035 Exchange                               _________________________________% o Contingent
o   Qualified
    o   New Money o Rollover o Transfer                         Name       Relationship            o Primary
    Qualified Type:
    o   IRA o Roth IRA o SEP/IRA o 403(b)                       _________________________________% o Contingent
    o   Keogh o Roth Conversion o Other ______
    IRA/SEP/ROTH IRA                                            Name       Relationship            o Primary
    $ _________ Contribution for tax year ____
    $ _________ Trustee to Trustee Transfer                     _________________________________% o Contingent
    $ _________ Rollover from
      o IRA o 403(b) o Pension o Other _______                  Name       Relationship            o Primary
    ROTH IRA Rollover
      ____________ Date first established or date of            _________________________________% o Contingent
                   conversion
    $ ____________ Portion previously taxed                     Name       Relationship            o Primary

                                                                _________________________________% o Contingent

-------------------------------                                 ----------------------------
2(a). PRIMARY OWNER INFORMATION                                 5. GUARANTEED DEATH BENEFITS
-------------------------------                                 ----------------------------
If no Annuitant is specified in #3, the
Owner will be the Annuitant. If a Trust                         If no option is specified, the Return of
is named as Owner or Beneficiary,                               Premium Death Benefit will apply. Your
additional paperwork will be required.                          selection cannot be changed after the
                                                                policy has been issued.
First Name:_____________________________________
Last Name: _____________________________________                o   Annual Step-Up Death Benefit
Address:   _____________________________________                o   Return of Premium Death Benefit
City, State:____________________________________
Zip: ________-_________ Telephone:______________                In addition, you may choose one of the
Email Address (optional):_______________________                following benefits:
Date of Birth: ________________ o Sex: o Female  o Male
SSN/TIN: ______________________ Citizenship: o U.S. o Other     o Beneficiary Earnings  OR   o Beneficiary Earnings
                                                                  Enhancement (BEE)            Enhancement - EXTRA II
                                                                                               (BEE-Extra II)
---------------------------------------                         -----------------------------
2(b). JOINT OWNER INFORMATION (Optional)                         6. OTHER AVAILABLE RIDERS
----------------------------------------                        -----------------------------
First Name:_____________________________________                If no selection is made, the benefit will not apply.
Last Name: _____________________________________
Address:   _____________________________________                Other Rider Options:
City, State:____________________________________
Zip: ________-_________ Telephone:______________                o Premium Enhancement OR o Liquidity Rider OR o Value Rider
Date of Birth: ________________ o Sex: o Female  o Male
SSN/TIN: ______________________ Citizenship: o U.S. o Other

-------------                                                   -----------------------------------
3. ANNUITANT                                                    7. TELEPHONE TRANSFER AUTHORIZATION
-------------                                                   -----------------------------------
Complete only if different from Primary Owner.
                                                                Please complete this section to
First Name:_____________________________________                authorize you and/or your Registered
Last Name: _____________________________________                Representative to make transfer requests
Address:   _____________________________________                via our recorded telephone line or
City, State:____________________________________                internet. (check one selection only):
Zip: ________-_________ Telephone:______________
Email Address (optional):_______________________                o Owner(s) only, or   o Owner(s) and Owner's Registered
Date of Birth: ________________ o Sex: o Female  o Male                                 Representative
SSN: ______________________ Citizenship: o U.S. o Other
VA-APP 05/03



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8. PORTFOLIO INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------------------------------

o Lump Sum                                                        o Combined: Lump Sum and DCA Program (must total 100%)
  I elect to allocate 100% of my contributions                      I elect to allocate as follows:
  according to percentage listed in Section 10                      _______________% as a lump-sum contributions according to
  "Lump Sum Allocation Section".                                    percentages listed in Section 10 "Lump Sum Allocation
o Dollar Cost Averaging (DCA) Program                               Section".
  I elect to allocate 100% of my contributions                      _______________% in the DCA Account and transferred
  according to percentage listed in Section 11                      according to percentages listed in Section 11 DCA
  DCA "Transfer Allocation Section".                                "Transfer Allocation Section".

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9. DCA TRANSFER STRATEGY
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DCA Transfer Strategy:                                            Interest Transfer Strategy
Select from one of the following choices and complete             Select from one of the following choices and indicate your
section 11 "DCA Transfer Allocation". There is a                  interest transfer allocation in section 11 "DCA Transfer
$500 min. transfer amt. for the DCA Program.                      Allocation".

o 1. Enhanced 6 Month DCA Fixed Account                           o 1 Yr. Guaranteed Fixed Account
o 2. Enhanced 12 Month DCA Fixed Account                          o 3 Yr. Guaranteed Fixed Account
o 3. DCA Fixed Account: (Specify period and frequency)*           o 5 Yr. Guaranteed Fixed Account
     o 12 Mo. o 18 Mo. o 24 Mo. o Other: ____________             o 7 Yr. Guaranteed Fixed Account
     *The DCA 12 Mo. or 4 Qtr. is not approved in WA & MA.        Frequency: o Annually   o Quarterly  o Monthly
o 4. Money Market Account: (Specify period and frequency)
     o 12 Mo. o 18 Mo. o 24 Mo. o Other: ____________

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10. LUMP SUM ALLOCATION
-----------------------

Fixed Accounts:
_________ .0% 1 Year Fixed Guarantee Period Option
_________ .0% 3 Year Fixed Guarantee Period Option
_________ .0% 5 Year Fixed Guarantee Period Option
_________ .0% 7 Year Fixed Guarantee Period Option
Subaccounts:
_________ .0% AIM V.I. Basic Value Fund - Series II Shares
_________ .0% AIM V.I. Capital Appreciation Fund - Series II Shares
_________ .0% Alger Aggressive Growth
_________ .0% Alliance Growth & Income Portfolio - Class B
_________ .0% Alliance Premier Growth Portfolio - Class B
_________ .0% American Century Income & Growth
_________ .0% American Century International
_________ .0% BlackRock Global Science & Technology
_________ .0% BlackRock Mid Cap Growth
_________ .0% Capital Guardian Global
_________ .0% Capital Guardian U.S. Equity
_________ .0% Capital Guardian Value
_________ .0% Clarion Real Estate Securities
_________ .0% Fidelity - VIP Equity-Income Portfolio - Service Class 2
_________ .0% Fidelity - VIP Growth Portfolio - Service Class 2
_________ .0% Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
_________ .0% Fidelity - VIP Mid Cap Portfolio - Service Class 2
_________ .0% Fidelity - VIP Value Strategies Portfolio -Service Class 2
_________ .0% Gabelli Global Growth
_________ .0% Great Companies - AmericaSM
_________ .0% Great Companies - Global2
_________ .0% Great Companies - TechnologySM
_________ .0% Janus Aspen - Aggressive Growth Portfolio - Service Shares
_________ .0% Janus Aspen - Worldwide Growth Portfolio - Service Shares
_________ .0% Janus Balanced (A/T)
_________ .0% Janus Growth II (A/T)
_________ .0% Jennison Growth
_________ .0% J.P. Morgan Enhanced Index
_________ .0% MFS High Yield
_________ .0% MFS New Discovery Series - Service Class
_________ .0% MFS Total Return Series - Service Class
_________ .0% Morningstar - Aggressive Asset Allocation
_________ .0% Morningstar - Conservative Asset Allocation
_________ .0% Morningstar - Moderate Asset Allocation
_________ .0% Morningstar - Moderately Aggressive Asset Allocation
_________ .0% PBHG/NWQ Value Select
_________ .0% PBHG Mid Cap Growth
_________ .0% PIMCO Total Return
_________ .0% Salomon All Cap
_________ .0% Transamerica Convertible Securities
_________ .0% Transamerica Equity
_________ .0% Transamerica Growth Opportunities
_________ .0% Transamerica U.S. Government Securities
_________ .0% T. Rowe Price Equity Income
_________ .0% T. Rowe Price Growth Stock
_________ .0% T. Rowe Price Small Cap
_________ .0% Van Kampen Active International Allocation
_________ .0% Van Kampen Asset Allocation
_________ .0% Van Kampen Emerging Growth
_________ .0% Van Kampen Money Market
_________ .0% other _________________
_________ .0% other _________________

Perspectives on Planning (POP) Asset Allocation Election:
Refer to the POP form for further election information.

o All Equity      o All Fixed Income      o Appreciation
o Balanced        o Balanced Appreciation o Balanced Income
o Balanced Return o Current Income



----------------------------
11. DCA TRANSFER ALLOCATION
---------------------------
Transfer To:

_________ .0% AIM V.I. Basic Value Fund - Series II Shares
_________ .0% AIM V.I. Capital Appreciation Fund - Series II Shares
_________ .0% Alger Aggressive Growth
_________ .0% Alliance Growth & Income Portfolio - Class B
_________ .0% Alliance Premier Growth Portfolio - Class B
_________ .0% American Century Income & Growth
_________ .0% American Century International
_________ .0% BlackRock Global Science & Technology
_________ .0% BlackRock Mid Cap Growth
_________ .0% Capital Guardian Global
_________ .0% Capital Guardian U.S. Equity
_________ .0% Capital Guardian Value
_________ .0% Clarion Real Estate Securities
_________ .0% Fidelity - VIP Equity-Income Portfolio - Service Class 2
_________ .0% Fidelity - VIP Growth Portfolio - Service Class 2
_________ .0% Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
_________ .0% Fidelity - VIP Mid Cap Portfolio - Service Class 2
_________ .0% Fidelity - VIP Value Strategies Portfolio - Service Class 2
_________ .0% Gabelli Global Growth
_________ .0% Great Companies - AmericaSM
_________ .0% Great Companies - Global2
_________ .0% Great Companies - TechnologySM
_________ .0% Janus Aspen - Aggressive Growth Portfolio - Service Shares
_________ .0% Janus Aspen - Worldwide Growth Portfolio - Service Shares
_________ .0% Janus Balanced (A/T)
_________ .0% Janus Growth II (A/T)
_________ .0% Jennison Growth
_________ .0% J.P. Morgan Enhanced Index
_________ .0% MFS High Yield
_________ .0% MFS New Discovery Series - Service Class
_________ .0% MFS Total Return Series - Service Class
_________ .0% Morningstar - Aggressive Asset Allocation
_________ .0% Morningstar - Conservative Asset Allocation
_________ .0% Morningstar - Moderate Asset Allocation
_________ .0% Morningstar - Moderately Aggressive Asset Allocation
_________ .0% PBHG/NWQ Value Select
_________ .0% PBHG Mid Cap Growth
_________ .0% PIMCO Total Return
_________ .0% Salomon All Cap
_________ .0% Transamerica Convertible Securities
_________ .0% Transamerica Equity
_________ .0% Transamerica Growth Opportunities
_________ .0% Transamerica U.S. Government Securities
_________ .0% T. Rowe Price Equity Income
_________ .0% T. Rowe Price Growth Stock
_________ .0% T. Rowe Price Small Cap
_________ .0% Van Kampen Active International Allocation
_________ .0% Van Kampen Asset Allocation
_________ .0% Van Kampen Emerging Growth
_________ .0% Van Kampen Money Market
_________ .0% other _________________
_________ .0% other _________________

Perspectives on Planning (POP) Asset Allocation Election:
Refer to the POP form for further election information.

o All Equity      o All Fixed Income      o Appreciation
o Balanced        o Balanced Appreciation o Balanced Income
o Balanced Return o Current Income




VA-APP 05/03



-----------------------                                ----------------------
12. ASSET REBALANCING                                  14. AGENT INFORMATION
-----------------------                                ----------------------

I elect to rebalance the variable                      Do you have any reason to believe the annuity
subaccounts according to my lump                       applied for will replace or change any existing
sum allocation using the frequency                     annuity or life insurance?
indicated below:
                                                       o No     o Yes
Does not include fixed accounts and
not available with DCA.                                I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY
                                                       COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR
If you would like to rebalance to a                    HIS/HER NEEDS.
mix other than the indicated
Allocation of Purchase Payments,                       # 1: Registered Rep/Licensed Agent
please complete the Optional
Programs Form.                                         Print First Name:___________________________

                                                       Last Name:__________________________________
o Monthly  o Quarterly   o Semi-Annually
o Annually                                             Signature:X_________________________________

                                                       Rep Phone #:________________________________
--------------------------------------------
13. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE           Email Address (Optional):___________________
--------------------------------------------
o Check here if you want to be sent a copy of          SSN/TIN:____________________________________
  "Statement of Additional Information."
                                                       Florida Agent License # (FL only):__________
Will this annuity replace or change any existing
annuity or life insurance?  o No   o Yes (If yes,     #2: Registered Rep/Licensed Agent
                                      complete the
                                      following)       Print First Name:___________________________
Company:___________________________
Policy No.:________________________                    Last Name:__________________________________

                                                       Signature:X_________________________________
o Unless I have notified the Company of a
  community or marital property interest in            Rep Phone #:________________________________
  this contract, the Company will rely on good
  faith belief that no such interest exists and        Email Address (Optional):___________________
  will assume no responsibility for inquiry.
                                                       SSN/TIN:____________________________________
o To the best of my knowledge and belief, my
  statements and answers to the questions on           Florida Agent License # (FL only):__________
  this application are correct and true.
                                                       Firm Name:__________________________________
o I am in receipt of a current prospectus for
  this variable annuity.                               Firm Address:_______________________________

o This application is subject to acceptance by         For Registered Representative Use Only-Contact
  Transamerica Life Insurance Company. If this         your home office for program information.
  application is rejected for any reason,
  Transamerica Life Insurance Company will be          o Option A    o Option B    o Option C   o Option D
  liable only for return of purchase payment           (Once selected, program cannot be changed)
  paid.
                                                       ------------------------
o Florida Residents-Any person who knowingly           REPLACEMENT INFORMATION
  and with intent to injure, defraud, or deceive       -----------------------
  any insurer files a statement of claim or an
  application containing any false, incomplete,        For applicants in Colorado, Hawaii, Iowa, Louisiana,
  or misleading information is guilty of a                 Maryland, Mississippi, Montana, New Hampshire,
  felony of the third degree.                                      North Carolina, Vermont

o Account values when allocated to any of the          Applicant:
  subaccounts in Section 10 are not guaranteed
  as to fixed dollar amount.                           Do you have any existing policies or contracts?  o No  o Yes
                                                       (If Yes, you must complete and submit with the application the
o For residents in all states except CT, NJ,           "Important Notice Replacement of Life Insurance or Annuities.")
  PA, VT, VA, WA When funds are allocated to
  the Fixed Accounts in Section 10, policy             Agent:
  values may increase or decrease in accordance
  with an Excess Interest Adjustment prior to          Did the agent/registered representative present and leave the
  the end of the Guaranteed Period.                    applicant insurer-approved sales material? o No o Yes

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE
AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at:____________________________________
          City          State           Date

Owner(s) Signature: X_________________________

Joint Owner(s) Signature: X___________________

Annuitant Signature: (if not Owner) X_________

VA-APP 05/03


-----------------------                                     -----------------------------
For Applicants in AZ                                        For Applicants in KY, OH, OK
-----------------------                                     -----------------------------
Upon your written request, the Company is                   Any person who knowingly and with intent to
required to provide, within a reasonable                    defraud any insurance company or other person
time, reasonable factual information                        files an application for insurance or
concerning the benefits and provisions of the               statement of claim containing any materially
contract to you. If for some reason you are                 false information or conceals for the purpose
not satisfied with the contract, you may                    of misleading, information concerning any
return it within twenty days after it is                    fact material thereto commits a fraudulent
delivered and receive a refund equal to the                 insurance act, which is a crime.
premiums paid, including any policy or
contract fees or other charges, less the
amounts allocated to any separate accounts                   ----------------------
under the policy or contract, plus the value                 For Applicants in LA
of any separate accounts under the policy or                 -----------------------
contract on the date the returned policy is
received by the insurer.                                     Any person who knowingly presents a false or
                                                             fraudulent claim for payment of a loss or
Annuity Commencement                                         benefit or knowingly presents false
Date:_____________________Recommended                        information in an application for insurance
annuitant age 70 1/2 for qualified.                          is guilty of a crime and may be subject to
                                                             fines and confinement in prison.

-----------------------------                                --------------------
For Applicants in AR, NM, PA                                 For Applicants in ME
-----------------------------                                --------------------

Any person who knowingly and with intent to                  Any person who, with the intent to defraud or
defraud any insurance company or other person                knowing that he is facilitating a fraud
files an application for insurance or                        against an insurer, submits an application or
statement of claim containing any materially                 files a claim containing a false or deceptive
false information or conceals for the purpose                statement may have violated state law.
of misleading, information concerning any
fact material thereto commits a fraudulent                   --------------------
insurance act, which is a crime and subjects                 For Applicants in NJ
a person to criminal and civil penalties.                    --------------------

--------------------                                         Any person who includes any false or misleading
For Applicants in CO                                         information on an application for an insurance
--------------------                                         policy is subject to criminal and civil penalties.

It is unlawful to knowingly provide false,                   ---------------------
incomplete, or misleading facts or                           For Applicants in VA
information to an insurance company for the                  ---------------------
purpose of defrauding or attempting to
defraud the company. Penalties may include                   Any person who, which the intent to defraud or knowing
imprisonment, fines, and denial of insurance,                that he is facilitating a fraud against an insurer, submits
and civil damages. Any insurance company or                  an application or files a claim containing a false or deceptive
agent or an insurance company who knowingly                  statement may have violated state law. This plan is intended to
provides false, incomplete, or misleading                    qualify under the Internal Revenue Code for tax favored status.
facts or information to the policyholder or                  Language contained in this policy referring to Federal tax statutes
claimant for the purpose of defrauding or                    or rules is informational and instructional and this language is not
attempting to defraud the policyholder or                    subject to approval for delivery. Your qualifying status is the
claimant with regard to a settlement or award                controlling factor as to whether your funds will receive tax favored
payable from insurance proceeds shall be                     treatment rather than the insurance contract. Please ask your tax
reported to the Colorado Division of                         advisor if you have any questions as to whether or not you qualify.
Insurance within the Department of Regulatory
Agencies.

-------------------------
For Applicants in DC, TN
-------------------------

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person.
Penalties include imprisonment and/or fines.
In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.


VA-APP 05/03